UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 14, 2007

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

United States	001-33189	56-2637804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

541 Lawrence Road, Broomall, Pennsylvania	19008
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 353-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 14, 2007, the Board of Directors of Alliance Bancorp, Inc. of Pennsylvania (the "Company") amended and restated the Company’s Bylaws to permit book entry ownership in accordance with the requirements of the NASDAQ Stock Market.

ITEM 9.01             Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

The following exhibit is filed herewith.
Exhibit Number	Description

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

	By:	/s/ Dennis D. Cirucci
Dennis D. Cirucci
President and Chief Executive Officer

Date: December 19, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws